THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT

SUPPLEMENT TO THE PROSPECTUS

VARIABLE COMPLIFE® (DATED MAY 1, 2009)

Effective January 1, 2010, this Supplement amends certain information in your Variable CompLife® Prospectus as indicated below.

The following replaces the first two rows of the Transaction Fees table:

Charge	When Charge is Deducted	Current Charge	Maximum Guaranteed Charge
State Premium Tax Charge	Upon each Premium Payment	2.25% of the premium for scheduled premiums due (or unscheduled premiums paid) prior to the Policy Anniversary in 2010. 2.00% of subsequent premiums.[1]	3.5% of the premium (includes both “State Premium Tax Charge” and “OBRA Expense Charge”)
OBRA Expense Charge[2]	Upon each Premium Payment	1.25% of the premium for scheduled premiums due (or unscheduled premiums paid) prior to the Policy Anniversary in 2010. 1.00% of subsequent premiums.

The following replaces the Minimum charge shown in the “Premium Surrender Charge-Current Charge” section of the Transaction Fees table: Minimum: $0.264 per $1000 of the Minimum Guaranteed Death Benefit (for a female, Issue Age 1, after the year 14 Premium Payment) + $0.0824 per $1000 of Additional Protection.

The following replaces the first two paragraphs under “Deductions and Charges – Deductions from Premiums”:

Deductions from Premiums    We deduct a charge from each premium for state premium taxes and a portion of our federal corporate taxes. Premium taxes vary from state to state and currently range from 0.0% to 3.5% of life insurance premiums. We will charge the same percentage regardless of the state in which you live. The charge is currently 2.25% of scheduled premiums due (or unscheduled premiums paid) prior to your Policy Anniversary in 2010, and 2.00% of subsequent premiums. We reserve the right to deduct in the future a certain amount or percentage from Premium Payments to cover premium tax paid by the Company, which may be more or less than the current charge. The amount deducted may be more or less than the percentage charged by your state of residence.

Due to a 1990 federal tax law change under the OBRA, as amended, insurance companies are generally required to capitalize and amortize certain acquisition expenses rather than currently deducting such expenses. Due to this capitalization and amortization, the corporate income tax burden on insurance companies has been affected. We make a charge of up to 1.25% against each Premium Payment to compensate us for corporate taxes. Currently, this charge is 1.25% for scheduled premiums due (or unscheduled premiums paid) prior to your Policy Anniversary in 2010, and 1.00% for subsequent premiums. We believe that this charge does not exceed a reasonable estimate of an increase in our federal income taxes resulting from a change in the Internal Revenue Code relating to deferred acquisition costs. The state premium tax charge and the OBRA expense charge may each vary in amount.

Please read this Supplement carefully and keep it with your Prospectus for future reference.

This Supplement is dated December 31, 2009.